                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints BRIAN GREENSPAN as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his substitute, shall do or cause to be done by virtue hereof.

Signature                               Title                       Date
---------                               -----                       ----

/s/ DAVID H. McELROY      Director, President, CEO and        November 1, 2019
------------------------  Chairman of the Board of Directors
DAVID H. McELROY

/s/ ALEXANDER R. BAUGH    Director                            November 1, 2019
------------------------
ALEXANDER R. BAUGH

/s/ THOMAS A. BOLT        Director                            November 1, 2019
------------------------
THOMAS A. BOLT

/s/ ELIAS F. HABAYEB      Director and Chief Financial        November 1, 2019
------------------------  Officer
ELIAS F. HABAYEB

/s/ BARBARA J. LUCK       Director                            November 1, 2019
------------------------
BARBARA J. LUCK

/s/ KENNETH RIEGLER       Director                            November 1, 2019
------------------------
KENNETH RIEGLER

/s/ ANTHONY VIDOVICH      Director                            November 1, 2019
------------------------
ANTHONY VIDOVICH

                        AMERICAN HOME ASSURANCE COMPANY
                     GUARANTOR PRODUCT SCHEDULE - 11/1/19

Registrant Name                                      File Nos.
---------------                       -----------------------------------------
AGL VARIABLE SEPARATE ACCOUNT         333-185797 American Pathway II
811-03859                             333-185798 Polaris
                                      333-185799 Polaris II
                                      333-185831 PolarisAmerica
                                      333-185838 Polaris Platinum II
                                      333-185800 Polaris II Platinum Series
                                      333-185837 Polaris Choice II / Polaris
                                      Choice III
                                      333-185818 WM Diversified Strategies
                                      333-185820 WM Diversified Strategies III
                                      333-185815 Polaris Advisor
                                      333-185801 Polaris Protector
                                      333-185816 Polaris Preferred Solution

AGL VARIABLE ANNUITY ACCOUNT ONE      333-185802 ICAP II
811-04296

AGL VARIABLE ANNUITY ACCOUNT TWO      333-185821 Vista Capital Advantage
811-08626

AGL VARIABLE ANNUITY ACCOUNT FOUR     333-185803 Anchor Advisor
811-08874

AGL VARIABLE ANNUITY ACCOUNT FIVE     333-185829 Seasons
811-07727                             333-185804 Seasons Select II
                                      333-185825 Seasons Select
                                      333-185826 Seasons Triple Elite /
                                      Seasons Elite
                                      333-185822 Seasons Advisor
                                      333-185824 Seasons Advisor II
                                      333-185828 Seasons Preferred Solution

AGL VARIABLE ANNUITY ACCOUNT SEVEN    333-185806 Polaris Plus
811-09003                             333-185807 Polaris II A-Class / Polaris
                                      II A-Class Platinum Series
                                      333-185832 Polaris II Asset Manager

AGL VARIABLE ANNUITY ACCOUNT NINE     333-185834 Ovation
811-21096                             333-185835 Ovation Plus
                                      333-185841 Ovation Advantage
                                      333-185842 Ovation Advisor

USL--FS VARIABLE SEPARATE ACCOUNT     333-178854 Polaris NY/ Polaris II NY /
811-08810                             Polaris II NY - Jones
                                      333-178859 WM Diversified Strategies III
                                      NY
                                      333-178857 FSA Advisor
                                      333-178853 Polaris Choice NY / Polaris
                                      Choice III NY
                                      333-178855 Polaris II A-Class Platinum
                                      Series NY
                                      333-178850 Polaris Advantage NY

USL-FS VARIABLE ANNUITY ACCOUNT ONE   333-178861 ICAP II NY
811-06313

USL-FS VARIABLE ANNUITY ACCOUNT TWO   333-178863 Vista Capital Advantage NY
811-08624

USL-FS VARIABLE ANNUITY ACCOUNT FIVE  333-178860 Seasons Triple Elite NY/
811-08369                             Seasons Elite NY
                                      333-178858 Seasons Select II NY

AGL SEPARATE ACCOUNT A                033-44745 Black, VA, Blue VA, Green VA
811-01491                             033-44744 Orange VA, Yellow VA

AGL SEPARATE ACCOUNT D                033-43390 Generations VA, Variety Plus VA
811-02441                             002-49805 Front End Load, Regular Surr.
                                      Charge
                                      333-70667 Platinum Investor VA
                                      333-40637 Select Reserve VA
                                      033-57730 WM Advantage VA
                                      333-109206 Platinum Investor IVA
                                      333-25549 WM Strategic Asset Manager VA

Registrant Name                                       File Nos.
---------------                         --------------------------------------
AGL SEPARATE ACCOUNT VA-1               333-102302 The Chairman VA
811-07781

AGL SEPARATE ACCOUNT VA-2
811-01990                               333-102303 Individual VA Contracts
811-01990

AGL SEPARATE ACCOUNT VL-R               333-89897 AG Legacy Plus
811-08561                               333-42567 Platinum Investor I VUL
                                        333-90787 Platinum Investor Survivor
                                        VUL
                                        333-80191 Corporate America VUL
                                        333-53909 Legacy Plus VUL (Orig.)
                                        333-103361 Platinum Investor II VUL
                                        333-43264 Platinum Investor III VUL
                                        333-188318 Platinum Investor IV VUL
                                        333-129552 Platinum Investor VIP
                                        (Orig.)
                                        333-109613 Platinum Investor
                                        FlexDirector
                                        333-82983 Platinum Investor PLUS VUL
                                        333-65170 Platinum Investor Survivor
                                        VUL
                                        333-87307 Platinum Investor Survivor
                                        II VUL
                                        333-87307 The ONE VUL Solution

AGL SEPARATE ACCOUNT VUL                333-102301 EquiBuilder VUL
811-05794

AGL SEPARATE ACCOUNT VUL-2              333-102300 EquiBuilder II VUL
811-06366                               333-102299 EquiBuilder III VUL

USL SEPARATE ACCOUNT USL VL-R           333-151575 Income Advantage Select VUL
811-09359                               333-149403 Protection Advantage Select
                                        VUL
                                        333-137941 Platinum Investor VIP VUL
                                        333-105246 Platinum Investor PLUS VUL
                                        333-79471 Platinum Investor VUL

USL SEPARATE ACCOUNT USL VA-R           333-63673 Generations VA
811-09007

VALIC SEPARATE ACCOUNT A                002-32783 GUP & GTS-VA
811-03240                               033-75292 Portfolio Director /
                                        Portfolio Director 2/
                                        Portfolio Director Plus
                                        333-49232 Potentia
                                        002-96223 UIT-981
                                        333-124398 Independence Plus VA